EXHIBIT 10.2

                              CONSULTING AGREEMENT

This consulting agreement (the "Agreement) is entered into between Extensions, Inc., (the "Company) and Chris Ryan ("Ryan" or the "Consultants") for the purpose of engaging the Consultants to act as Business Development agent to the Company to assist in and executing on the company's business plan "Development". This Development will include (i) drafting of agreements (ii) Assistance in drafting a business plan (iii) Assistance in Research (iv) coordination of the execution of documents and activities of other experts who participate in the Development. (v) Assistance in Development of Strategies

1.     Retention  and Services.  The Company hereby retains the Consultants as a
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Development  consultant  in connection with the structuring, drafting, filing of the necessary documents in endeavoring to achieve a successful conclusion of the business plan. Introductions to professionals and other consultants made by the Consultants will be considered non exclusive for purposes of this Agreement. Documents prepared in connection with this Agreement shall be considered property of the Company. The Consultants will use their reasonable best efforts to structure, draft, present and negotiate on behalf of Company to accomplish the Development of the Company's business plan. Upon execution of this Agreement, the Consultants will meet with the Company at its offices in Houston Texas, to review the available resources, time frames, and develop a critical path for execution of the proposed strategy.


1.     Information  provided  by  the  Company.  In  connection  with activities
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hereunder,  the  Company  will  furnish  the  Consultants and their counsel upon request with all material and information regarding the business and financial condition of the Company available to the Company (all such information so furnished being the "Information"). The Consultants will perform due diligence, however, the Company recognizes and confirms that the Consultants: (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by the Agreement without having independently verified the same; (b) does not assume responsibility for the accuracy or completeness of the Information and such other information; (c) will not make an appraisal of any securities or assets of the Company; and (d) retains the right to continue to perform due diligence during the course of the engagement. The Consultants agree to keep the information confidential, so long as it is and remains non-public, unless disclosure is required by law or requested by any government or regulatory agency or body, and the Consultants will not make use thereof, except in connection with their services hereunder for the Company.

2.     Use of Name.  The Company agrees that any reference to the Consultants in
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any  release, communication, or material distributed to prospective investors or lenders is subject to the Consultants' prior written approval. If the Consultants resign prior to the dissemination of any such release, communication or material, no reference shall be made therein to the Consultants

3.     Use  of Advice.  No advice rendered by the Consultants in connection with
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the  services  performed  by  the Consultants pursuant to this Agreement will be quoted by either party hereto, nor will any such advice be referred to in any report, document, release or other communication, whether written or oral, prepared, issued or transmitted by such party or any Person or corporation controlling, controlled by or under common control with such party or any director, officer, employee, agent or representative of any such party thereof, without the prior written authorization of all parties hereto, except to the extent required by law (in which case the appropriate party shall so advise the other in writing prior to such use and shall consult with the other with respect to the form and timing of disclosure), provided that the foregoing shall not prohibit appropriate internal communication or reference with respect to such advice internally within such parties.

4.     Compensation.  As  full  payment for services rendered and to be rendered
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hereunder  by  the  Consultants,  the  Company  agrees to pay the Consultants as follows:


4(a)     The  Company  will issue 5,000,000 shares of Common Stock to Chris Ryan upon acceptance and execution of this agreement and upon delivery of the work product as describer in Section1 above.

5.     Representations  and  Warranties.  The Company represents and warrants to
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the  Consultants  that  this  Agreement  has  been duly authorized, executed and delivered by the Company, and, assuming the due execution by the Consultants, constitutes a legal, valid and binding Agreement of the Company enforceable against the Company in accordance with its terms. The Company represents that, to the best of its knowledge, the Information will not, when delivered at any closing of a financing, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company agrees to advise the Consultants promptly of the occurrence of any event or any other change prior to any closing known to it which results in the Information containing any untrue statement of a material fact or omitting to state any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

6.     Indemnity.  In  partial  consideration  of  the  services  to be rendered
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hereunder,  the  Company  agrees to indemnify the Consultants in accordance with
Schedule A attached hereto. Other identified Corporation(s) will be working with the Consultants on this transaction and the Consultants will take full responsibility for the compensation of all Other Corporation(s), except that the Company agrees to indemnify Other Corporation(s), and their principals, in accordance with Schedule A attached, hereto, as though they were parties named therein.

7.     Conditions  of  Engagement.  It  is understood that the execution of this
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Agreement  shall  not  be  deemed  or construed as obligating the Consultants or
Company  to  place  any  financing.

8.     Survival  of  Certain  Provisions.  The  indemnity  and  contribution
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Agreements contained in Schedule A to this Agreement and the representations and warranties of the Company contained in Section 5 of this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of Consultants, or any Person controlling them, (b) completion of the financing, (c) the resignation of the Consultants or any termination of the Consultants' services or (d) any termination of this Agreement, and shall inure to the benefit of any successors, assigns, heirs and Personal representatives of the Company, the Consultants, the Indemnified parties and any such Person.

9.     Notices.  Notice  given  pursuant  to  any  of  the  provisions  of  this
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Agreement  shall  be  in  writing and shall be mailed or delivered (a) if to the
Company, at the addresses set forth above, and (b) if to Consultants, at the offices of 460 South 6TH Ave, Suite 1205, Tucson AZ 85701.

10.      Counterparts.  This  Agreement  may  be  executed  in  two  or  more
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counterparts  and  the  counterparts,  when executed, shall constitute a single, enforceable document. The signature on counterparts may be transmitted by fax, with documents so transmitted having the same force and effect as the executed originals.

11.      Third  Party  Beneficiaries.  This  Agreement has been made and is made
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solely for the benefit of the Company, the Consultants and the other Indemnified
Persons referred to in Schedule A hereto and their respective successors and assigns, and no other Person shall acquire or have any right under or by virtue of this Agreement.

12.      Construction.  This  Agreement incorporates the entire understanding of
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the  parties  and  supersedes  all  previous  Agreements relating to the subject matter hereof should they exist and shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

13.      Headings.  The section headings in this Agreement have been inserted as
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a  matter  of  convenience  of  reference  and  are  not part of this Agreement.

14.      Press  Announcements.  At  any  time  after  the  consummation or other
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public  announcement  of  the  financing,  and  with the approval of the Company
(which approval shall not be unreasonably withheld or delayed), the Consultants may at their own expense place an announcement in such newspapers and publication as they may choose, stating that Consultants have acted as exclusive financial advisor and sole Conversion agent to the Company in connection with the financing contemplated by this Agreement.

15.      Amendment.  This  Agreement  may  not  be modified or amended except in
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writing  duly  executed  by  the  parties  hereto.

16.  Matters  for Arbitration.   The Parties agree that all questions or matters
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in  dispute  with  respect  to  this Agreement shall be submitted to arbitration pursuant  to  the  terms  hereof.


17.        Notice.   It shall be a condition precedent to the right of any Party
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to submit any matter to arbitration  pursuant to the provisions hereof, that any
Party intending to refer any matter to arbitration shall have given not less than five business days' prior written notice of its intention to do so to the other Party together with particulars of the matter in dispute. On the expiration of such five business days the Party who gave such notice may proceed to refer the dispute to arbitration as provided for in section "18." hereinbelow.


18.     Appointments.   The  Party  desiring  arbitration  shall  appoint  one
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arbitrator,  and shall notify the other Party of such appointment, and the other
Party shall, within five business days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five business days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration herein provided for. If the other Party shall fail to appoint an arbitrator within five business days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed in accordance with the Arbitration Act. Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place for the purpose of hearing the evidence and representations of the Parties, and he shall preside over the arbitration and determine all questions of procedure not provided for by the Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.


19.        Award.   The  Parties  agree  that  the  award  of  a majority of the
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arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final  and  binding  upon  each  of  them.



Chris  Ryan

By  __________________________________
     Chris  Ryan



Extensions,  Inc.



By  __________________________________
     Crawford  Shaw
     President